UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place

255 Washington Street, Suite 300

Newton, MA 02458

(Address of principal executive offices, including zip code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Seven Hills Realty Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2022, the Company filed a Current Report on Form 8-K regarding the election of Phyllis M. Hollis to the Board of Trustees (the “Board”). On May 26, 2022, the Board appointed Ms. Hollis to serve on the Audit Committee and the Compensation Committee of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 26, 2022 (the “Annual Meeting”), the Company’s shareholders voted on the election of two Independent Trustees in Class III of the Board each for a three year term of office continuing until the Company’s 2025 annual meeting of shareholders and until her or his respective successor is duly elected and qualifies. The following persons were elected as Independent Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Barbara D. Gilmore	5,941,941	1,454,853	4,565,425
Joseph L. Morea	6,986,223	410,571	4,565,425

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2022 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
11,447,559	218,890	295,770	N/A

The results reported above are final voting results.

Item 8.01.	Other Events.

Trustee Compensation

Also on May 26, 2022, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 26, 2022, the Company awarded each of the Company’s Trustees 6,000 of  the Company's common shares of beneficial interest, $0.001 par value.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Summary of Trustee Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date:  May 27, 2022